Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly report of WPCS International Incorporated (the "Company") on Form 10-QSB/A for the period ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Heater, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

          (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

          (4)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial   condition  and  result  of
               operations of the Company.



Date:  March 31, 2006               By: /s/ JOSEPH HEATER
                                    ---------------------
                                    Joseph Heater
                                    Chief Financial Officer